Amendment to License and Royalty Agreement


     This Amendment to License and Royalty Agreement (hereinafter AMENDMENT) is made and entered into between Boston Medical Center, as successor to University Hospital, Inc., with a principal place of business at 88 East Newton Street, Boston, MA 02218 ("BMC"), and Seragen, Inc. ("SERAGEN"), a corporation at 97 South Street, Hopkinton, MA 01748.

     WHEREAS, BMC and SERAGEN have previously entered into a License and Royalty Agreement on November 18, 1991 with respect to the making, using and selling the inventions disclosed and claimed in BMC's U.S. Patent Application No. 08/231,397, filed April 22, 1994, entitled "Chimeric Toxins" (now U.S. Patent No. 5,616,482 issued April 1, 1997), U.S. Patent Application No. 08/479,107 filed June 7, 1995, entitled "Chimeric Toxins", U.S. Patent Application No. 08/477,418 filed June 7, 1995 entitled "DNA Encoding Chimeric Diptheria Toxins", and U.S. Patent Application No. 08/483,726 filed June 7, 1995, entitled "Improved Chimeric Toxins", and the foreign patent applications corresponding thereto ("PRIOR LICENSE AGREEMENT"); and

     WHEREAS, BMC and SERAGEN desire to amend various provisions of the PRIOR LICENSE AGREEMENT.

     NOW, THEREFORE, in consideration of the mutual covenants set forth below and in the PRIOR LICENSE AGREEMENT,

     IT IS MUTUALLY COVENANTED AND AGREED AS FOLLOWS:

1.   Paragraph 3.1(i) - This paragraph is amended to read as follows:

          within eight (8) years of the date of this Agreement, to apply for regulatory approval to market a LICENSED PRODUCT; and

2.   Paragraph 3.1(ii) -This paragraph is amended to read as follows:

          within twelve (12) months of obtaining regulatory approval to do so, to commence sale of such LICENSED PRODUCT and thereafter to make such LICENSED PRODUCT reasonably available to the public in the commercial marketplace.

3.   Paragraph 4.1(d) - This paragraph is amended to read as follows:

          In consideration for the license granted under this Agreement, SERAGEN shall pay BMC a royalty of one-half percent (0.5%) of the NET SALES of any LICENSED PRODUCT sold to third parties by SERAGEN or its AFFILIATES until such time as the MASTER PATENT expires, at which time SERAGEN shall pay BMC a royalty of one percent (1.0%) of the NET SALES of any LICENSED PRODUCT sold to third parties by SERAGEN or its AFFILIATES.

4.   Paragraph 4.3 - This paragraph is amended to read as follows:

          SERAGEN shall pay BMC two percent (2%) of royalties collected pursuant to sublicenses granted hereunder, provided the subject matter of such sublicenses involves products or technologies which are covered by the MASTER PATENT or other patents which Seragen owns or has licensed. SERAGEN shall pay BMC ten percent (10%) of royalties collected pursuant to sublicenses granted hereunder, provided the subject matter of such sublicenses relates only to patents or patent applications covered by this Agreement.

5.   Paragraph 9.4 - This paragraph shall be added and read as follows:

          Sublicenses granted by SERAGEN under this Agreement may provide for assignment to BMC of SERAGEN's interest therein upon termination of this Agreement. However, such assignment shall not bind BMC to any obligations greater than those BMC has to SERAGEN under this agreement.

6. All other terms of the PRIOR LICENSE AGREEMENT remain in full-force and are hereby incorporated herein in this amendment.

     IN WITNESS THEREOF, the parties hereto have each caused this AMENDMENT to be duly executed by their duly authorized representatives.

The effective date of this Amendment is November 18, 1997.


                         Boston Medical Center Corporation

                         /s/ Elaine Ullian
                         ________________________________________________
                         President

                         Attest:


                         ________________________________________________

Seragen, Inc.

/s/ Jean Nichols
_______________________________________
Jean Nichols
President and Chief Technology Officer


Attest:


_______________________________________